Exhibit 99.1

ICON Leasing Fund Twelve, LLC

Annual Portfolio Overview

2014

Table of Contents

Introduction to Annual Portfolio Overview	1

Investment During the Quarter	1

Dispositions During the Quarter	1

Disposition Following the Quarter	2

Portfolio Overview	2

10% Status Report	5

Revolving Line of Credit	6

Performance Analysis	6

Transactions with Related Parties	8

Financial Statements	10

Forward Looking Statements	15

Additional Information	15

ICON Leasing Fund Twelve, LLC

As of May 31, 2015

Introduction to Portfolio Overview

We are pleased to present ICON Leasing Fund Twelve, LLC’s (the “Fund”) Portfolio Overview for the year ended December 31, 2014. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $347,686,947 commencing with its initial offering on May 7, 2007 through the closing of its offering on April 30, 2009.  The Fund entered into its liquidation period on May 1, 2014. The liquidation period is likely to last for several years and it is during the liquidation period that the Fund began the orderly termination of its operations and will gradually dispose of its assets and/or allow its investments to mature in the ordinary course of business. If our Manager believes it would benefit our members to reinvest the proceeds received from sold or matured investments in additional investments during the liquidation period, our Manager may do so. During the liquidation period, you will receive distributions that are generated from the sale of our assets and the receipt of rental, finance and other income from our investments.  In some months, the distribution may be larger, in some months the distribution may be smaller, and in some months there may not be any distribution.

Investment During the Quarter

The Fund made the following investment during the quarter ended December 31, 2014:

NARL Marketing, Inc.
Investment Date: Structure: Maturity Date: Facility Amount: Fund Participation:	11/13/2014 Loan 11/13/2017 $15,000,000 $12,000,000	Collateral:	A network of bulk fuel storage terminals, convenience store type gas stations including related fuel pumps, storage tanks and real estate.

Dispositions During the Quarter

The Fund disposed of the following investments during the quarter ended December 31, 2014:

Swiber Holdings Limited
Structure:	Lease	Collateral:	A saturation diving system.
Disposition Date:	11/14/2014
The Fund's Investment:	$8,050,000
Total Proceeds Received:	$15,014,000

ICON Leasing Fund Twelve, LLC

Dispositions During the Quarter (continued)

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Disposition Date:	12/30/2014
The Fund's Investment:	$500,000
Total Proceeds Received:	$663,000

Disposition Following the Quarter

The Fund disposed of the following investments after the quarter ended December 31, 2014:

Superior Tube, Inc.
Structure:	Loan	Collateral:	Metal pipe and tube manufacturing equipment.
Disposition Date:	1/29/2015
The Fund's Investment:	$4,080,000
Total Proceeds Received:	$5,548,000

Portfolio Overview

As of December 31, 2014, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014*
*As a result of certain financial difficulties, VAS was unable to repay the balance of its loan on October 6, 2014. We are currently in discussions with VAS regarding refinancing its loan facility and/or extending the maturity date of the loan.

AET, Inc. Limited
Structure: Expiration Date:	Lease 3/29/2021	Collateral:	Two Very Large Crude Carriers.

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

As of December 31, 2014, our portfolio consisted of the following investments:

Far Shipping Pte. Ltd.*
Structure:	Lease	Collateral:	Handy-size container vessel.
Expiration Date:	6/9/2015

SITC Shipping Group*
Structure:	Lease	Collateral:	Handy-size container vessel.
Expiration Date:	9/12/2015
*Vessel was previously on charter to Vroon Group B.V.

Lubricating Specialties Company
Structure: Maturity Date:	Loan 8/1/2018	Collateral:	Liquid storage tanks, blending lines and packaging equipment.

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Dates:	9/30/2015 9/30/2017

Cenveo Corporation
Structure: Maturity Date:	Loan 10/1/2018	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.

Magnum Coal Company
Structure:	Lease	Collateral:	A Bucyrus Erie model 1570 Dragline.
Expiration Date:	8/1/2015

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018

SIVA Global Ships Limited
Structure: Expiration Dates:	Lease 3/28/2022 4/8/2022	Collateral:	Two liquefied petroleum gas tanker vessels.

D&T Holdings, LLC
Structure: Expiration Date:	Lease 12/31/2018	Collateral:	Trucks, trailers and other equipment.

Jurong Aromatics Corporation Pte. Ltd.
Structure: Maturity Date:	Loan 1/16/2021	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.

Superior Tube, Inc.
Structure: Maturity Date:	Loan 10/1/2017	Collateral:	Metal pipe and tube manufacturing equipment.

Pacific Radiance Ltd.
Structure:	Lease	Collateral:	Offshore supply vessel.
Expiration Date:	6/12/2024

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Premier Trailer Leasing, Inc.
Structure: Maturity Date:	Loan 9/24/2020	Collateral:	Trailers.

Técnicas Maritimas Avanzados, S.A. de C.V.
Structure: Maturity Date:	Loan 8/27/2019	Collateral:	Two platform supply vessels.

NARL Marketing, Inc.
Structure:	Loan	Collateral:	A network of bulk fuel storage terminals, convenience store-type gas stations, including related fuel pumps, storage tanks and real estate.
Maturity Date:	11/13/2017

Swiber Holdings Limited
Structure:	Lease	Collateral:	A 300-man accommodation and work barge.
Expiration Date:	3/23/2017

10% Status Report

As of December 31, 2014, an offshore supply vessel bareboat chartered to Pacific Radiance Ltd. was the only investment in equipment that individually constituted at least 10% of the net book value of our investment portfolio. The vessel is scheduled to remain on bareboat charter during the 2015 calendar year.

As of December 31, 2014, Pacific Radiance Ltd. had one-hundred fourteen monthly payments remaining. To the best of our Manager’s knowledge, the vessel remains seaworthy, is maintained in accordance with commercial marine standards and with applicable laws and the regulations of the governing shipping registry as required under the bareboat charter.

ICON Leasing Fund Twelve, LLC
Revolving Line of Credit

The Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit through March 31, 2015 of up to $10,000,000 (the “Facility”), which was secured by all of the Fund’s assets not subject to a first priority lien.  Amounts available under the Facility were subject to a borrowing base that was determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund had a beneficial interest.

The interest rate for general advances under the Facility was CB&T’s prime rate. The Fund could have elected to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility were subject to an interest rate floor of 4.0% per year. In addition, the Fund was obligated to pay an annualized 0.5% fee on unused commitments under the Facility. On December 22, 2014, the Facility with CB&T was terminated.

Performance Analysis

Capital Invested as of December 31, 2014	$490,664,795
Leverage Ratio	0.40:1*
% of Receivables Collected in the Quarter Ended December 31, 2014	85.86%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of  May 31, 2015. The uncollected receivables relate to our investment with VAS Aero Services, LLC.

One of our objectives is to provide cash distributions to our members.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to members and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period, if any.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

ICON Leasing Fund Twelve, LLC

Performance Analysis (continued)

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to members, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Members

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Members during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period

= CABO

ICON Leasing Fund Twelve, LLC

Performance Analysis (continued)

Cash Available From Business Operations
for the Period January 1, 2014 through December 31, 2014

Cash balance at January 1, 2014	$13,985,307
Cash balance at December 31, 2014	$15,410,563

Net change in cash		$1,425,256

Add Back:
Distributions paid to members from January 1, 2014 through December 31, 2014		$25,512,730

Investments made during the period
Purchase of equipment	$65,584,650
Investment in joint ventures	$31,275
Investment in notes receivable	$50,207,586
Investment by noncontrolling interests	$(19,602,522)
		$96,220,989

Deduct:
Debt proceeds used specifically for investments and activity related to the Facility		$7,500,000

Cash Available from Business Operations (CABO)		$115,658,975	1

1	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We entered into certain agreements with our Manager and CION Securities, LLC, formerly known as ICON Securities, LLC (“CION Securities”), a wholly-owned subsidiary of our Manager and our dealer manager for our offering, whereby we paid certain fees and reimbursements to those parties.  Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% of capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000, 1.5% of capital raised between $100,000,001 and $200,000,000, 1.0% of capital raised between $200,000,001 and $250,000,000 and 0.5% of capital raised over $250,000,000.  CION Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

In accordance with the terms of our limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus.

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

ICON Leasing Fund Twelve, LLC
Transactions with Related Parties (continued)

Our Manager also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our Manager of $255,127, $262,158 and $339,749 for the years ended December 31, 2014, 2013 and 2012, respectively. Additionally, our Manager’s interest in our net income (loss) was $598,303, $(93,774) and $(280,097) for the years ended December 31, 2014, 2013 and 2012, respectively.

Fees and other expenses incurred by us to our Manager or its affiliates were as follows:

			Years Ended December 31,
Entity	Capacity	Description	2014	2013	2012
ICON Capital, LLC	Manager	Acquisition fees (1)	$3,884,570	$1,975,062	$1,366,728
ICON Capital, LLC	Manager	Management fees (2)	1,918,023	3,247,710	4,569,168
ICON Capital, LLC	Manager	Administrative expense reimbursements (2)	4,785,387	2,284,264	2,857,713
			$10,587,980	$7,507,036	$8,793,609
(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

At December 31, 2014 and 2013, we had a net payable due to our Manager and affiliates of $2,798,414 and $374,363, respectively, primarily related to administrative expense reimbursements. These administrative expense reimbursements in 2014 included approximately $2,100,000 of professional fees and other costs incurred in connection with our Manager’s proposed sale of our assets during our liquidation period. Our Manager may continue to incur additional professional fees and costs on our behalf as it continues to pursue the sale of our assets in one or more strategic transactions.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

	December 31,	December 31,
	2014	2013

Assets
Current assets:
Cash and cash equivalents	$15,410,563	$13,985,307
Current portion of net investment in notes receivable	6,482,004	13,145,322
Current portion of net investment in finance leases	12,142,423	11,876,248
Other current assets	620,599	881,730
Total current assets	34,655,589	39,888,607
Non-current assets:
Net investment in notes receivable, less current portion	52,238,006	33,223,894
Net investment in finance leases, less current portion	62,143,299	90,036,227
Leased equipment at cost (less accumulated depreciation of
$118,430,584 and $38,848,729, respectively)	72,751,775	55,206,565
Vessels (less accumulated depreciation of $1,286,547)	18,266,677	-
Investment in joint ventures	25,235,827	24,831,928
Other non-current assets	2,138,020	1,039,287
Total non-current assets	232,773,604	204,337,901
Total assets	$267,429,193	$244,226,508
Liabilities and Equity
Current liabilities:
Current portion of non-recourse long-term debt	$7,332,765	$44,606,812
Derivative financial instruments	-	809,705
Deferred revenue	167,813	655,206
Due to Manager and affiliates, net	2,798,414	374,363
Accrued expenses and other current liabilities	1,941,246	771,510
Current portion of seller's credits	-	4,817,000
Total current liabilities	12,240,238	52,034,596
Non-current liabilities:
Non-recourse long-term debt, less current portion	51,863,021	10,764,171
Seller's credits, less current portion	12,295,998	42,734,436
Other non-current liabilities	150,000	-
Total non-current liabilities	64,309,019	53,498,607
Total liabilities	76,549,257	105,533,203
Commitments and contingencies
Equity:
Members’ equity:
Additional members	162,960,082	128,936,157
Manager	(1,465,243)	(1,808,919)
Accumulated other comprehensive income (loss)	-	(629,587)
Total members’ equity	161,494,839	126,497,651
Noncontrolling interests	29,385,097	12,195,654
Total equity	190,879,936	138,693,305
Total liabilities and equity	$267,429,193	$244,226,508

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Comprehensive Income (Loss)

	Years Ended December 31,
	2014	2013	2012
Revenue and other income:
Finance income	$68,225,836	$16,811,076	$20,244,446
Rental income	13,911,707	32,785,533	44,294,357
Time charter revenue	4,132,289	-	-
Income from investment in joint ventures	3,271,192	4,061,317	1,498,912
(Loss) gain on lease termination	(18,800)	8,827,010	-
Gain (loss) on sale of assets, net	1,737,983	(6,695,492)	1,075,778
Litigation settlement	-	-	418,900
Total revenue and other income	91,260,207	55,789,444	67,532,393
Expenses:
Management fees	1,918,023	3,247,710	4,569,168
Administrative expense reimbursements	4,785,387	2,284,264	2,857,713
General and administrative	3,066,828	3,169,333	2,689,890
Interest	5,289,185	8,677,154	12,252,988
Depreciation	7,127,975	29,824,603	40,560,520
Credit loss, net	634,803	-	5,066,484
Impairment loss	70,412	14,790,755	35,295,894
Vessel operating	4,334,167	-	-
Loss on disposition of asset of foreign investment	-	1,447,361	-
Loss (gain) on derivate financial instruments	372,316	188,534	(2,780,814)
Total expenses	27,599,096	63,629,714	100,511,843
Net income (loss)	63,661,111	(7,840,270)	(32,979,450)
Less: net income (loss) attributable to noncontrolling interests	3,780,780	1,537,199	(4,969,770)
Net income (loss) attributable to Fund Twelve	59,880,331	(9,377,469)	(28,009,680)

Other comprehensive income:
Change in fair value of derivative financial instruments	282,919	2,180,188	2,166,933
Reclassification adjustment for losses on derivative financial
instruments due to early termination	346,668	-	-
Currency translation adjustment during the year	-	8,003	27,883
Currency translation adjustment reclassified to net income	-	1,447,361	-
Total other comprehensive income	629,587	3,635,552	2,194,816
Comprehensive income (loss)	64,290,698	(4,204,718)	(30,784,634)
Less: comprehensive income (loss) attributable to noncontrolling interests	3,780,780	1,589,252	(4,877,935)
Comprehensive income (loss) attributable to Fund Twelve	$60,509,918	$(5,793,970)	$(25,906,699)

Net income (loss) attributable to Fund Twelve allocable to:
Additional members	$59,281,528	$(9,283,695)	$(27,729,583)
Manager	598,803	(93,774)	(280,097)
	$59,880,331	$(9,377,469)	$(28,009,680)
Weighted average number of additional shares of limited liability
company interests outstanding	348,335	348,361	348,544
Net income (loss) attributable to Fund Twelve per weighted average
additional share of limited liability company interests outstanding	$170.19	$(26.65)	$(79.56)

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statement of Changes in Equity

	Members' Equity
	Additional Members Shares of Limited Liability Company Interests	Additional Members	Manager	Accumulated Other Comprehensive Loss	Total Members' Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2011	348,650	$225,720,481	$(833,141)	$(6,316,067)	$218,571,273	$27,031,839	$245,603,112
Net loss	-	(27,729,583)	(280,097)	-	(28,009,680)	(4,969,770)	(32,979,450)
Change in fair value of derivative
financial instruments	-	-	-	2,075,098	2,075,098	91,835	2,166,933
Currency translation adjustments	-	-	-	27,883	27,883	-	27,883
Distributions	-	(33,634,797)	(339,749)	-	(33,974,546)	(4,364,926)	(38,339,472)
Shares of limited liability company interests
repurchased	(221)	(150,497)	-	-	(150,497)	-	(150,497)
Balance, December 31, 2012	348,429	164,205,604	(1,452,987)	(4,213,086)	158,539,531	17,788,978	176,328,509
Net (loss) income	-	(9,283,695)	(93,774)	-	(9,377,469)	1,537,199	(7,840,270)
Change in fair value of derivative
financial instruments	-	-	-	2,128,135	2,128,135	52,053	2,180,188
Disposistion of asset of foreign investment	-	-	-	1,447,361	1,447,361	-	1,447,361
Currency translation adjustments	-	-	-	8,003	8,003	-	8,003
Distributions	-	(25,953,936)	(262,158)	-	(26,216,094)	(7,182,576)	(33,398,670)
Shares of limited liability company interests
repurchased	(94)	(31,816)	-	-	(31,816)	-	(31,816)
Balance, December 31, 2013	348,335	128,936,157	(1,808,919)	(629,587)	126,497,651	12,195,654	138,693,305
Net income	-	59,281,528	598,803	-	59,880,331	3,780,780	63,661,111
Change in fair value of derivative
financial instruments	-	-	-	282,919	282,919	-	282,919
Reclassfication adjustment for losses on derivative
financial instruments due to early termination	-	-	-	346,668	346,668	-	346,668
Distributions	-	(25,257,603)	(255,127)	-	(25,512,730)	(7,079,452)	(32,592,182)
Investment by noncontrolling interests	-	-	-	-	-	20,488,115	20,488,115
Balance, December 31, 2014	348,335	$162,960,082	$(1,465,243)	$-	$161,494,839	$29,385,097	$190,879,936

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2014	2013	2012
Cash flows from operating activities:
Net income (loss)	$63,661,111	$(7,840,270)	$(32,979,450)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Finance income	(62,511,037)	(11,934,182)	(13,220,549)
Rental income paid directly to lenders by lessees	(1,088,550)	(21,243,166)	(30,192,648)
Income from investment in joint ventures	(3,271,192)	(4,061,317)	(1,498,912)
Depreciation	7,127,975	29,824,603	40,560,520
Interest expense on non-recourse financing paid directly to lenders by lessees	63,644	1,577,271	3,168,897
Interest expense from amortization of debt financing costs	617,069	691,194	895,309
Net accretion of seller's credit and other	833,335	2,301,984	1,874,319
Impairment loss	70,412	14,790,755	35,295,894
Credit loss,net	634,803	-	5,066,484
Net loss (gain) on lease termination	18,800	(8,827,010)	-
Net (gain) loss on sale of assets	(1,737,983)	6,695,492	(1,075,778)
Loss (gain) on derivative financial instruments	562,577	188,534	(2,780,814)
Loss on disposition of assets of foreign investment	-	1,447,361	-
Changes in operating assets and liabilities:
Collection of finance leases	20,832,230	27,353,307	31,057,337
Other assets	(1,207,414)	2,307,702	1,208,639
Accrued expenses and other current liabilities	683,478	(1,612,354)	(265,405)
Deferred revenue	(487,393)	(1,767,545)	(25,936)
Interest rate swaps	(693,647)	-	-
Due from/to Manager and affiliates, net	2,424,051	95,733	169,274
Distributions from joint ventures	251,042	1,212,101	874,895
Net cash provided by operating activities	26,783,311	31,200,193	38,132,076
Cash flows from investing activities:
Purchase of equipment	(65,584,650)	-	-
Proceeds from exercise of purchase options	110,964,516	21,001,670	3,614,240
Proceeds from sale of leased assets	207,937	22,664,141	9,763,426
Restricted cash	603,546	-	-
Investment in joint ventures	(31,275)	(11,593,286)	(137,500)
Distributions received from joint ventures in excess of profits	2,647,526	3,897,420	756,792
Investment in notes receivable, net	(50,207,586)	(25,703,358)	(25,556,362)
Principal received on notes receivable	35,592,043	6,410,962	33,854,149
Net cash provided by investing activities	34,192,057	16,677,549	22,294,745
Cash flows from financing activities:
Proceeds from non-recourse long-term debt	7,500,000	7,150,000	-
Repayment of non-recourse long-term debt	(53,450,452)	(37,111,835)	(16,742,199)
Proceeds from revolving line of credit, recourse	10,000,000	10,500,000	1,200,000
Repayment of revolving line of credit, recourse	(10,000,000)	(10,500,000)	(1,200,000)
Repurchase of shares of limited liability company interests	-	(31,816)	(150,497)
Payment of debt financing costs	(400,000)	-	-
Repayment of sellers' credit	(210,000)	(1,481,000)	(541,000)
Investment by noncontrolling interests	19,602,522	-	-
Distributions to noncontrolling interests	(7,079,452)	(7,182,576)	(4,364,926)
Distributions to members	(25,512,730)	(26,216,094)	(33,974,546)
Net cash used in financing activities	(59,550,112)	(64,873,321)	(55,773,168)
Effects of exchange rates on cash and cash equivalents	-	110	9,688
Net increase (decrease) in cash and cash equivalents	1,425,256	(16,995,469)	4,663,341
Cash and cash equivalents, beginning of year	13,985,307	30,980,776	26,317,435
Cash and cash equivalents, end of year	$15,410,563	$13,985,307	$30,980,776

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (continued)

	Years Ended December 31,
		2014	2013		2012
Supplemental disclosure of cash flow information:
Cash paid for interest		$5,373,488	$5,350,859		$4,503,454
Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on non-recourse long-term debt paid directly to lenders by lessees		$1,088,550	$32,258,668		$30,561,268
Reclassification of net assets from leased equipment at cost to net investment in
finance lease		$-	$9,376,510		$9,376,510
Principal on non-recourse long-term debt paid directly to lenders by buyers of equipment		$-	$4,481,600		$4,481,600
Vessels purchased with non-recourse long-term debt paid directly to seller		$50,800,000	$-		$-
Vessels purchased with subordinated non-recourse financing provided by seller		$6,986,691	$-		$-
Satisfaction of seller's credits netted at sale		$42,863,178	$10,204,522		$-
Reclassification of leased equipment to Vessels		$19,190,776	$-		$-
Debt financing costs netted at funding		$520,800	$-		$-
Investment by noncontrolling interests		$885,593	$-		$-
Equipment purchased with remarketing liability		$68,147	$-		$-
Interest reserve net against principal repayment of note receivable		$206,250	$-		$-
Termination fee paid directly to lender by lessee to settle debt obligation	$		$2,800,000	$

ICON Leasing Fund Twelve, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Dispositions During the Quarter and Disposition Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.